PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Maxxis Group, Inc.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on
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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
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previously. Identify the previous filing by registration statement number, or
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

                               MAXXIS GROUP, INC.
                          1901 MONTREAL ROAD, SUITE 108
                              TUCKER, GEORGIA 30084
                                 (770) 552-4766

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2000


         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Maxxis Group, Inc. (the "Company") will be held on Monday, November 13, 2000 at 10:00 a.m. local time at 1901 Montreal Road, Suite 108, Tucker, Georgia 30084, for the following purposes:

         1. To elect one director to serve on the Company's Board of Directors for a three year term;

         2. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the year ending June 30, 2001; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Pursuant to the Amended and Restated Bylaws of the Company, the close of business on November 1, 2000 is set as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting shall be open to the examination of any shareholder for any purpose germane to the Annual Meeting upon written notice during regular business hours at the Company's offices located at 1901 Montreal Road, Suite 108, Tucker, Georgia 30084 beginning on the date hereof, and the list shall be available for inspection at the Annual Meeting by any shareholder that is present.

                                       By Order of the Board of Directors

                                       /s/ Ivey J. Stokes

                                       Ivey J. Stokes
                                       Chief Executive Officer

November  1, 2000

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, AT YOUR EARLIEST CONVENIENCE PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                               MAXXIS GROUP, INC.
                          1901 MONTREAL ROAD, SUITE 108
                              TUCKER, GEORGIA 30084
                                 (770) 552-4766


Dear Fellow Shareholder:

         We cordially invite you to attend the 2000 Annual Meeting of Shareholders of Maxxis Group, Inc. At the meeting, we will report on our performance for our fiscal year ended June 30, 2000 and answer your questions. We are excited about our accomplishments and look forward to discussing both our accomplishments and our plans with you. We hope that you can attend the meeting and look forward to seeing you there.

         We will hold the meeting at 10:00 a.m. on Monday, November 13, 2000 at the Company's offices located at 1901 Montreal Road, Suite 108, Tucker, Georgia 30084, for the following purposes:

         1.       To elect one member to our board of directors;

         2. To ratify the appointment of Arthur Andersen, LLP as the independent auditors of the Company; and

         3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

         We have included a copy of our Annual Report with this proxy statement. We encourage you to read the Annual Report. It includes our financial statements for the fiscal year ended June 30, 2000 and information on our operations, markets, products, and services.

         Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.


                                          By order of the board of directors,

                                          /s/ Ivey J. Stokes

                                          Ivey J. Stokes
                                          President and Chief Executive Officer

Tucker, Georgia
November 1, 2000

                               MAXXIS GROUP, INC.
                          1901 MONTREAL ROAD, SUITE 108
                              TUCKER, GEORGIA 30084


                      PROXY STATEMENT FOR ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2000


         Our board of directors is soliciting proxies for the 2000 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

                               VOTING INFORMATION

         November 1, 2000 is the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 1,546,919 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock represented at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

         When you sign the proxy card, you appoint Ivey J. Stokes and DeChane Cameron as your representatives at the meeting. Mr. Stokes and Mr. Cameron will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Stokes and Mr. Cameron will vote your proxy for the election to the board of directors of the nominee listed below under "Election Of Directors." We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. Stokes and Mr. Cameron will vote your proxy on such matters in accordance with their judgment.

         You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

         Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on some proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposals not voted upon. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

         We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about November 1, 2000.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         The board of directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the board members expire at each annual meeting. The current terms of the Class III directors will expire at the meeting. The terms of the Class I directors expire at the 2001 Annual Shareholders


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

Meeting. The terms of the Class II directors will expire at the 2002 Annual Shareholders Meeting. Our directors and their classes are:

                Class I                   Class II                Class III
            Ivey J. Stokes         Robert James Glover, Jr.      Terry Harris
              Alvin Curry             Larry W. Gates, II
            Thomas O. Cordy

         Shareholders will elect one nominee as Class III director at the meeting to serve a three-year term, expiring at the 2003 Annual Meeting of Shareholders. The director will be elected by a majority of the votes cast at the meeting.

         The board of directors recommends that you elect Terry Harris as a Class III director.

         If you submit a proxy but do not specify how you would like it to be voted, Mr. Stokes and Mr. Cameron will vote your proxy to elect Mr. Harris. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Stokes and Mr. Cameron will vote instead for a replacement to be recommended by the board of directors, unless you specifically instruct otherwise in the proxy.

         Set forth below is certain information about the nominees:

         TERRY HARRIS has served as a director since May 1997. Since 1982, Mr. Harris has served as Pastor and President of Tacoma Christian Center Inc. Mr. Harris has a bachelors degree from the University of Puget Sound and attended Rhema Bible School.

         Set forth below is information about each of our other directors and each of our executive officers.

         IVEY J. STOKES has served as our Chairman of the Board of Directors since our inception and as our Chief Executive Officer and President since September 1999. Mr. Stokes began his marketing career in 1982 at A.L. Williams Corporation ("A.L. Williams") where he became one of less than 400 National Sales Directors out of 1.3 million insurance agents. In March 1991, Mr. Stokes left the financial services industry to launch his own independent marketing firm, Global Marketing Alliance ("Global Alliance"). Over the next five years, Mr. Stokes became one of the leading money earners in several national network marketing firms. Mr. Stokes' marketing firm, Global Alliance, has sponsored and trained over 150,000 distributors since 1991. Mr. Stokes has a bachelors degree in industrial management from the Georgia Institute of Technology.

         ALVIN CURRY has served as a director since our inception. He also serves as our Executive Vice President and Chief Operating Officer. Mr. Curry started his marketing career in 1986 with A.L. Williams, where he attained the position of Senior Vice President in less than three years. In March 1991, Mr. Curry left the financial services industry to join Mr. Stokes in Global Alliance. Mr. Curry attended Northwest Mississippi Junior College and Tacoma Community College, and he received a degree from the Knapp College of Business.

         THOMAS O. CORDY has served as a director since May 1997. Mr. Cordy served as our Chief Executive Officer and President from May 1997 to September 1999. Prior to joining us, he served as President and Chief Executive Officer of CI Cascade Corp. Mr. Cordy currently serves as Vice Chairman of the Board of Trustees of Clark Atlanta University, Chairman of the Board of Renaissance Capital Corporation and as a Director of Cox Enterprises. Mr. Cordy has a bachelors degree from Morehouse College and a masters degree from Atlanta University. Mr. Cordy has attended the Stanford Executive Program at the Stanford School of Business and the University of Oklahoma National Lending School.

         LARRY W. GATES, II has served as Vice President since our inception and as a director since May 1997. Mr. Gates became a part-time independent insurance agent for A.L. Williams in 1989 while serving in the U.S. Army. In 1993, he left the financial services industry and became a full-time independent marketer of telecommunications services through his own independent marketing firm, Classic Enterprises. Mr. Gates built a


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

downline of over 10,000 distributors between 1993 and 1996. Mr. Gates has an associates degree from Pierre College.

         ROBERT JAMES GLOVER, JR. has served as a director since our inception. Mr. Glover started his marketing career as an independent insurance agent with A.L. Williams in 1985, where he attained the sales position of Senior Vice President. In December 1993, Mr. Glover left the financial services industry and became an independent marketer of telecommunications services through his own independent marketing firm, Glover Enterprises. Mr. Glover's network marketing firm has sponsored and trained over 10,000 distributors. Mr. Glover attended Maryland University.

         CHARLES P. BERNSTEIN has served as a director since May 1997. Since 1992, Mr. Bernstein has also served as President of Harvest Mortgage Co. From 1989 to 1992, Mr. Bernstein was the Vice President of Nationwide Mortgage Resources, an underwriter and servicer of loans on residential and commercial real estate. Mr. Bernstein holds an associates degree from the University of South Carolina. Mr. Bernstein's term as a director will expire at the 2000 Annual meeting. Mr. Bernstein will not stand for reelection following the expiration of his current term.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         Members of the Board of Directors are reimbursed for their out-of-pocket expenses for each meeting attended, but otherwise serve without compensation.

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation earned by our Chief Executive Officer during the years ended June 30, 2000, 1999 and 1998. No other executive officers received a combined salary and bonus in excess of $100,000 during the years ended June 30, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION
                                                               ----------------------
NAME AND PRINCIPAL POSITION                      PERIOD         SALARY       BONUS(1)
---------------------------                   -----------      --------      --------
Ivey J. Stokes ............................   Fiscal 2000      $104,000      $     0
Chief Executive Officer and President(2)...   Fiscal 1999      $104,000      $     0
Thomas O. Cordy ...........................   Fiscal 1998      $ 41,600      $83,400

---------------

(1) Represents amounts accrued as bonus compensation for the periods presented.
(2) Mr. Stokes became our Chief Executive Officer and President in September 1999, when Mr. Cordy resigned those positions.

OPTION GRANTS DURING 2000

         As of June 30, 2000, no options had been granted to our Chief Executive Officer during the year ended June 30, 2000.

EMPLOYMENT AGREEMENT

         We entered into an employment agreement (the "Cordy Agreement") with Mr. Cordy on May 1, 1997. In September 1999, Mr. Cordy resigned as our Chief Executive Officer and President. At the time of Mr. Cordy's resignation, our Executive Committee appointed our Chairman of the Board, Ivey
J. Stokes, to serve as our Chief Executive Officer and President. Mr. Stokes is not presently a party to an employment agreement with us.

SALES REPRESENTATIVE AGREEMENTS

         We entered into independent sales representative agreements (collectively, the "Sales Representative Agreements") with ten independent sales representatives, including Messrs. Stokes, Gates and Glover. The Sales Representative Agreements provide for a minimum fee of $800.00 per week. Each sales representative is also eligible to receive quarterly payments of a performance bonus, which is a percentage of total revenue from Maxxis 2000. To be paid a bonus, a sales representative must have 180 new activations in a quarter. The bonus amount is then determined by the number of open centers in that quarter. The bonus ranges from 1% to 5% based on Production. Each sales representative is an independent contractor, and we do not exercise control over the activities of the sales representatives other than as set forth in the Sales Representative Agreements.

         Each of the Sales Representative Agreements has a term of one year, and the term renews daily for an additional year until either party fixes the remaining term at one year by giving written notice. We can terminate each sales representative upon death or disability (as defined in the Sales Representative Agreements) or with or without cause upon delivery to the sales representative of a notice of termination. If a sales representative is terminated, the sales representative will receive any accrued fees through the termination date and any accrued performance bonus, unless the sales representative is terminated for cause. If the sales representative is our director or officer, the sales representative shall tender his resignation to such positions effective as of the termination date. Under the Sales Representative Agreements, each sales representative agrees to maintain the confidentiality of our trade secrets and confidential business information.

CONSULTING AGREEMENT

         In September 1997, we entered into a consulting agreement with Mr. Robert P. Kelly. The consulting agreement provides for a minimum weekly salary, and the consultant may participate in a bonus program and is eligible to receive quarterly or annual payments of a performance bonus based upon the achievement of targeted levels of performance and such other criteria as the Board of Directors shall establish from time to time. The consultant is an independent contractor, and we do not exercise control over the activities of the consultant other than as set forth in the consulting agreement.

         The consulting agreement has a term of one year, and the term renews daily for an additional year until either party fixes the remaining term at one year by giving written notice. We can terminate the consultant upon death or disability (as defined in the consulting agreement) or with or without cause upon delivery to the consultant of a notice of termination. If the consultant is terminated because of death, disability or cause, the consultant will receive any accrued fees through the termination date and any accrued performance bonus, unless the consultant is terminated for cause. If the consultant is terminated without cause, we shall pay the consultant severance payments equal to his minimum base salary for each week during the six-month period following the termination date.

         Under the consulting agreement, the consultant agrees to maintain the confidentiality of our trade secrets and confidential business information. The consultant also agrees for a period of one year following the termination date, if he is terminated or resigns for any reason, not to compete with or solicit our employees or customers within a 30-mile radius of our corporate offices; provided, that if the consultant is terminated without cause, the non-compete period shall be six months.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Pursuant to our Amended and Restated Articles of Incorporation, we are obligated to indemnify each of our directors and officers to the fullest extent permitted by the Georgia Business Corporation Code with respect to all liability and loss suffered and reasonable expenses incurred by such person in any action, suit or proceeding in which such person was or is made or threatened to be made a party or is otherwise involved by reason of the fact that such person is or was our director or officer. We are obligated to pay the reasonable expenses of our directors and


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

officers incurred in defending such proceedings if the indemnified party agrees to repay all amounts advanced by us if it is ultimately determined that such indemnified party is not entitled to indemnification.

AGGREGATED OPTION EXERCISE AND YEAR-END OPTION VALUES

                           Number of Unexercised Securities            Value of Unexercised In-the-Money
                        Underlying Options at Fiscal year End             Options at Fiscal Year End
Name                    Exercisable             Unexercisable          Exercisable         Unexercisable
----                    -----------             -------------          -----------         -------------
Ivey J. Stokes              ----                     ----                  ----                 ----

         The price of the last trade of which the Company is aware prior to June 30, 2000 was $5.50. Therefore, the value of unexercised in-the-money options is based on a fair market value of the common stock of $5.50.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 23, 2000 by: (i) each person known by us beneficially to own more than 5% of the outstanding shares of the Common Stock; (ii) each of our directors; and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all persons listed have sole voting and investment power with respect to their shares.

                                                                    AMOUNT OF         PERCENTAGE OF
                                                                    BENEFICIAL        COMMON STOCK
NAME AND ADDRESS(A) OF BENEFICIAL OWNER                            OWNERSHIP(B)        OUTSTANDING
---------------------------------------                            ------------       -------------
Alvin Curry(c) ........................................              636,363               40.5%
King David Trust(d) ...................................              454,545               28.9
Cynthia Glover, trustee(e) ............................              181,818               11.6
Charles P. Bernstein ..................................                   --                 --
Larry W. Gates ........................................               47,272                3.0
Thomas O. Cordy .......................................                   --                 --
Larry W. Gates, II ....................................               45,454                2.9
Robert J. Glover(f) ...................................                   --                 --
Terry Harris ..........................................                3,636                  *
Ivey J. Stokes(g) .....................................                   --                 --
All directors and executive officers as a group
   (10 persons)(c) - (g) ..............................              994,088               63.0

---------------------

*        Less than one percent

(a) The address of the King David Trust and Alvin Curry is c/o Maxxis Group, Inc., 1901 Montreal Drive, Suite 108, Tucker, Georgia 30084. The address of Cynthia Glover, trustee, U/A Louise Glover dated January 10, 1997 is 7839 Taylor Circle, Riverdale, Georgia 30274. The address of The Anchora Company is c/o Salem Management Company, Ltd., Design House, Leeward Highway, P.O. Box 150, Providenciales Turks & Caicos Island, B.W.I.
(b) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from September 30, 2000. As used herein,

         "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(c) Includes 454,545 shares owned by the King David Trust of which Mr. Curry, a director of, is the trustee. Mr. Curry disclaims beneficial ownership of such shares.
(d) All such shares are owned by the King David Trust of which Mr. Curry is the trustee and Mr. Stokes' minor children are the beneficiaries. Mr. Stokes, the Chairman of the Board, disclaims beneficial ownership of such shares.
(e) All such shares are owned by Cynthia Glover, trustee, U/A Louise Glover dated January 10, 1997. Ms. Glover is the wife of Robert J. Glover, a director. Mr. Glover is the sole beneficiary and disclaims beneficial ownership of such shares. In addition, Ms. Glover disclaims beneficial ownership of such shares.
(f) Excludes 181,818 shares owned by Cynthia Glover, trustee, U/A Louise Glover dated January 10, 1997 of which Mr. Glover is the sole beneficiary. Mr. Glover disclaims beneficial ownership of such shares.
(g) Excludes 454,545 shares owned by the King David Trust of which Mr. Stokes' minor children are the beneficiaries. Mr. Stokes disclaims beneficial ownership of such shares.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Executive Committee of our Board of Directors exercises, during the interval between Board meetings, all of the powers of our Board of Directors with certain limitations. During the year ended June 30, 2000, the Executive Committee was composed of Thomas O. Cordy, Alvin Curry and Ivey J. Stokes and held three meetings.

         The Audit Committee of the Board of Directors reviews, with our independent public accountants, our annual financial statements, reviews the work of such independent public accountants and makes annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. The Audit Committee also reviews the effectiveness of our financial and accounting functions, organization, operations and management. During the year ended June 30, 2000, the Audit Committee was composed of Charles
P. Bernstein, Terry Harris and Larry Gates and held one meeting.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of our officers and administers the issuance of stock options to our officers, employees, consultants and advisors. The Compensation Committee also reviews general policy matters relating to the compensation and benefits of our employees. During the year ended June 30, 2000, the Compensation Committee was composed of Charles P. Bernstein, Terry Harris and Larry Gates and held one meeting.

         We do not have a standing nominating committee. The Board of Directors or the Executive Committee nominates candidates to stand for election as directors. Our Amended and Restated Bylaws permit shareholders to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of Maxxis. To be timely, notice of shareholder nominations for directors must be delivered in writing to the Secretary of Maxxis no later than 90 days prior to the anniversary of the previous year's annual meeting, together with the identity of the nominator and the number of shares of Common Stock owned, directly or indirectly, by the nominator.

         During the year ended June 30, 2000, our Board of Directors held four meetings. All of our directors have attended 75% or more of the aggregate of all Board meetings and all meetings of committees of which they were members.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

         On November 22, 1998, Maxxis entered into a line of credit with the Maxxis Millionaire Society, a Georgia partnership. The line of credit was amended on May 1, 1999. Ivey Stokes and Alvin Curry, Maxxis' Chairman of the Board and Chief Operating Officer are partners in the Maxxis Millionaire Society. Pursuant to the line of credit, Maxxis may borrow up to $2,000,000 at 10% annual interest. No advances or interest thereon pursuant to the line of credit are payable until November 22, 2000. As of June 30, 2000, $65,000 principal amount was outstanding pursuant to the line of credit.

         On February 16, 1997, Glover Enterprises, Inc., an affiliate of Robert
J. Glover, a director, loaned us $50,000 to fund our initial start-up costs. We have repaid this loan.

         During the Inception Period, we paid a fee of $184,000 to IS 14, Inc. ("IS 14"), a former Delaware corporation which was controlled by certain of our directors and officers. The IS 14 fee was comprised of compensation for managerial, marketing and administrative services performed by certain of our officers and sales representatives prior to the establishment of our payroll. IS 14 has been dissolved, and we will not make any additional payments to IS 14.

         Pursuant to Mr. Cordy's employment agreement, The Anchora Company, an affiliate of Mr. Cordy, purchased 72,727 shares of Common Stock, at a price of $1.65 per share. In exchange, The Anchora Company gave us a $120,000 full recourse promissory note which bears interest at an annual rate of 8.75%. Subsequent to Mr. Cordy's recent resignation, we reached an oral agreement with Mr. Cordy to cancel the $120,000 full recourse promissory note in exchange for Mr. Cordy's agreement to require The Anchora Company to return the 72,727 shares of Common Stock to us. As of June 30, 2000, we had received the 72,727 shares and $120,000 full recourse promissory note had been cancelled. Therefore, we cancelled the 72,727 shares formerly owned by The Anchora Company.

         Certain of the transactions described above may be on terms more favorable to officers, directors and principal shareholders than they could obtain in a transaction with an unaffiliated third party. We have adopted a policy requiring that all material transactions between Maxxis and its officers, directors or other affiliates must: (i) be approved by a majority of the disinterested members of our Board of Directors; and (ii) be on terms no less favorable to us than could be obtained from unaffiliated third parties.

       PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Our audit committee has recommended, and the board of directors has approved, the appointment of Arthur Andersen, LLP as our independent auditors for the year ending June 30, 2001. The Company expects a representative from this firm to attend the annual meeting to answer appropriate questions.

         The board of directors recommends a vote "For" the ratification of Arthur Andersen, LLP as our independent auditors.

        SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

         If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to the 2001 annual meeting, they must deliver a written copy of their proposal to our principal executive offices no later than July 4, 2001. To ensure prompt receipt by the company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our bylaws relating to shareholder proposals in order to be included in our proxy materials.


November 1, 2000

                               MAXXIS GROUP, INC.

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FROM THE HOLDERS OF THE COMMON STOCK OF MAXXIS GROUP, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE
                           HELD ON NOVEMBER 13, 2000
    The undersigned holder of shares of common stock of Maxxis Group, Inc. (the "Corporation") hereby acknowledges receipt of the Notice of Annual Meeting of the Shareholders dated November 1, 2000 (the "Annual Meeting"), and hereby appoints Ivey J. Stokes and DeChane Cameron, and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of common stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting to be held at 10:00 a.m. Monday, November 13, 2000 at the Company's offices located at 1901 Montreal Road, Suite 108, Tucker, Georgia 30084.

    My shares should be voted as follows:

1. ELECTION OF DIRECTORS: One Class III director to serve until the 2003 annual meeting of shareholders

        Terry Harris       [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

2. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the year ending June 30, 2001.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

    This Proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR the proposals.

    Discretionary authority is hereby conferred as to all other matters that may come before the meeting.

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                                                  Signature(s) of
                                                  Shareholder(s)*

                                                  ------------------------------
                                                  Name(s) of Shareholder(s)

                                                  ------------------------------
                                                  Date

    *If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian, or conservator, please indicate the capacity in which you are acting. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.